UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 31, 2018

 NETGEAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose, CA 95134
(Address, including zip code, of principal executive offices)

(408) 907-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2018, the stockholders of NETGEAR, Inc. (the “Company”) approved an amendment to the Company's 2016 Equity Incentive Plan (as amended, the “Amended Plan”) to increase in the number of shares of common stock authorized for issuance thereunder by 1,700,000 shares and to make certain other revisions. The foregoing description is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached as Appendix A to the Company's proxy statement filed with the Securities and Exchange Commission on April 20, 2018.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 31, 2018, at the Company's headquarters located at 350 East Plumeria Drive, San Jose, California, 95134, pursuant to the Notice sent on or about April 20, 2018 to all stockholders of record at the close of business on April 2, 2018.

At the meeting, 30,270,576 shares were represented in person or by proxy, which constituted a quorum. The results of the four proposals were as follows:

1. The election of nine (9) directors to serve until the next Annual Meeting of Stockholders:

	For	Against	Abstain	Broker Non-votes
Jocelyn E. Carter-Miller	28,320,567	69,201	5,183	1,875,625
Ralph E. Faison	27,979,159	410,231	5,561	1,875,625
Jef T. Graham	28,297,303	93,008	4,640	1,875,625
Patrick C.S. Lo	28,330,145	60,507	4,299	1,875,625
Gregory J. Rossmann	27,978,962	410,607	5,382	1,875,625
Barbara V. Scherer	28,321,422	69,416	4,113	1,875,625
Julie A. Shimer	27,573,380	817,460	4,111	1,875,625
Grady K. Summers	28,322,508	67,901	4,542	1,875,625
Thomas H. Waechter	28,069,420	320,810	4,721	1,875,625

2. Approval of the ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018:

For:	29,872,141
Against:	386,602
Abstain:	11,833
Broker Non-Votes:	0

3. Approval of the non-binding advisory proposal regarding executive compensation:

For:	26,272,668
Against:	2,095,657
Abstain:	26,626
Broker Non-Votes:	1,875,625

4. Approval of an amendment to the 2016 Equity Incentive Plan:

For:	26,686,893
Against:	1,673,829
Abstain:	34,229
Broker Non-Votes:	1,875,625

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

Dated: June 1, 2018	By:	/s/ Andrew W. Kim
Andrew W. Kim
Senior Vice President, Corporate Development and General Counsel